UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2019

PIMCO Flexible Credit Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.312.2113. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Flexible Credit Income Fund’s Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of

2	PIMCO INTERVAL FUNDS

moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told, U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index, returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Flexible Credit Income Fund investment, please contact your financial adviser, or call the Funds’ shareholder servicing agent at

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Letter from the Chair of the Board & President (Cont.)

(844) 312-2113. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the net asset value (“NAV”) of the Fund’s common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses.

The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s NAV. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Fund (Cont.)

The Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any), PIMCO has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Fund’s common shareholders, on the other hand.

There can be no assurance that the Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for the Fund’s common shareholders, including (1) the likelihood of greater volatility of the NAV of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.

The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation

6	PIMCO INTERVAL FUNDS

Breakdown and Consolidated Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender

SEMIANNUAL REPORT	DECEMBER 31, 2019	7

Important Information About the Fund (Cont.)

and the borrower. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations or PIMCO to be below investment grade. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and common shareholders. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

The Fund may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to

8	PIMCO INTERVAL FUNDS

exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing the Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that the Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

Important Information About the Fund (Cont.)

achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Fund may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, the Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the 1940 Act and

10	PIMCO INTERVAL FUNDS

are not subject to all of the investor protections of the 1940 Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or the Subsidiary to operate as described in this report and could adversely affect the Fund.

As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

The Fund may be subject to various risks, including, but not limited to, the following: limited prior history risk, market risk, asset allocation risk, issuer risk, repurchase offers risk, management risk, interest rate risk, credit risk, corporate debt securities risk, mortgage-related and other asset-backed instruments risk, privately-issued mortgage-related securities risk, mortgage market/subprime risk, high yield securities risk, distressed and defaulted securities risk, senior debt risk, loans, participations and assignments risk, loan origination risk, subprime loan risk, foreign loan originations risk, privacy and data security laws risk, platform risk, liquidity risk, reinvestment risk, call risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, real estate risk, U.S. government securities risk, foreign (non-U.S.) government securities risk, convertible securities risk, contingent convertible securities risk, valuation risk, leverage risk, segregation and coverage risk, focused investment risk, derivatives risk, credit default swaps risk, structured investments risk, counterparty risk, confidential information access risk, private placements risk, inflation/deflation

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

Important Information About the Fund (Cont.)

risk, risk of regulatory changes, regulatory risk — LIBOR, tax risk, potential conflicts of interest risk — allocation of investment opportunities, repurchase agreements risk, distribution risk, zero-coupon bond and payment-in-kind securities risk, subsidiary risk, portfolio turnover risk, operational risk, cyber security risk, and non-diversification risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the repurchase of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the commencement of operations and diversification status of the Fund:

Fund Name	Fund Inception	Institutional Class	Class A-2	Class A-4*	Diversification Status

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	10/28/19	11/30/18	Non-Diversified

*	Class A-4 was formerly called Class A.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Fund. The Trustees authorize the Fund to enter into service agreements with the Pacific Investment Management Company LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Fund creates a contract between or among any shareholders of the Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Fund and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to the Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a

12	PIMCO INTERVAL FUNDS

shareholder approval requirement was specifically disclosed in the Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at (844) 312-2113, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113. Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO Flexible Credit Income Fund	InstitutionalClass - PFLEX Class A-4 - PFFLX Class A-2 -PFALX

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	23.2%
Non-Agency Mortgage-Backed Securities	23.2%
Asset-Backed Securities	21.0%
Loan Participations and Assignments	21.0%
Short-Term Instruments	4.2%
U.S. Government Agencies	2.5%
Sovereign Issues	1.7%
Preferred Securities	1.7%
Other	1.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2019

	6 Months*	1 Year	Fund Inception (2/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	2.74%	10.42%	7.97%
PIMCO Flexible Credit Income Fund Class A-4	2.36%	9.61%	7.18%
PIMCO Flexible Credit Income Fund Class A-4 (adjusted)	(0.69)%	6.33%	6.04%
PIMCO Flexible Credit Income Fund Class A-2	2.44%	9.72%	7.25%
PIMCO Flexible Credit Income Fund Class A-2 (adjusted)	0.35%	7.51%	6.51%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, was 3.92% for Institutional Class, 4.67% for Class A-4 shares and 4.42% for Class A-2 shares. As of December 31, 2019, the Fund’s Total Effective Leverage(1) was 39%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

14	PIMCO INTERVAL FUNDS

PIMCO Flexible Credit Income Fund	InstitutionalClass - PFLEX Class A-4 - PFFLX Class A-2 - PFALX

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. residential real estate and U.S. commercial real estate contributed to performance as the asset classes posted positive returns during the reporting period.

»	Exposure to senior financings backed by residential and corporate non-performing mortgages contributed to performance as these positions posted positive returns during the reporting period.

»	Exposure to corporate credit contributed to performance as high yield and bank capital posted positive returns during the reporting period.

»	Exposure to emerging market debt detracted from performance as Argentine sovereign debt posted negative returns during the reporting period.

»	Exposure to collateralized debt obligations and collateralized loan obligations contributed to performance as the asset class posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the yield curve detracted from performance as interest rates decreased.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

Financial Highlights PIMCO Flexible Credit Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

07/01/2019 - 12/31/2019+	$10.09	$0.45	$(0.17)	$0.28	$(0.61)	$0.00	$0.00	$(0.61)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	0.00	(0.75)

02/22/2017 - 06/30/2017	10.00	0.19	0.25	0.44	(0.12)	0.00	0.00	(0.12)

Class A-2

10/28/2019 - 12/31/2019+	9.82	0.13	0.15	0.28	(0.34)	0.00	0.00	(0.34)

Class A-4

07/01/2019 - 12/31/2019+	10.09	0.41	(0.17)	0.24	(0.57)	0.00	0.00	(0.57)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.76	2.85%	$1,206,119	4.10	%*	4.12	%*	2.31	%*	2.33	%*	9.09	%*	8%

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

10.32	4.36	68,995	1.44	*	5.70	*	1.39	*	5.65	*	5.24	*	11

9.76	2.83	10	4.60	*	4.62	*	2.81	*	2.83	*	7.38	*	8

9.76	2.47	66,998	4.85	*	4.87	*	3.06	*	3.08	*	8.23	*	8

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	13

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Unaudited)

December 31, 2019

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,086,800

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,503
Over the counter	14,534
Cash	1,334
Deposits with counterparty	11,590
Foreign currency, at value	2,198
Receivable for investments sold	18,675
Receivable for Fund shares sold	11,470
Interest and/or dividends receivable	19,861

Total Assets	2,167,965

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$800,886
Payable for short sales	171

Financial Derivative Instruments
Exchange-traded or centrally cleared	363
Over the counter	2,838
Payable for investments purchased	42,757
Payable for unfunded loan commitments	2,836
Deposits from counterparty	23,193
Distributions payable to common shareholders	19,416
Accrued management fees	2,217
Accrued servicing fees	39
Accrued reimbursement to PIMCO	44
Other liabilities	78

Total Liabilities	894,838

Net Assets	$1,273,127

Net Assets Consist of:
Par value^	$1
Paid in capital in excess of par	1,328,974
Distributable earnings (accumulated loss)	(55,848)

Net Assets	$1,273,127

Institutional Class	$1,206,119
Class A-2	10
Class A-4	66,998

Common Shares Outstanding:

Institutional Class	123,604
Class A-2	1
Class A-4	6,866

Net Asset Value Per Common Share(a)

Institutional Class	$9.76
Class A-2	9.76
Class A-4	9.76

Cost of investments in securities	$2,115,708
Cost of foreign currency held	$2,159
Proceeds received on short sales	$172
Cost or premiums of financial derivative instruments, net	$17,039

* Includes repurchase agreements of:	$83,963

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$67,604
Dividends	4,049
Total Income	71,653

Expenses:

Management fees	12,149
Servicing fees - Class A-4	169
Trustee fees and related expenses	88
Interest expense	9,751
Miscellaneous expense	397
Total Expenses	22,554
Waiver and/or Reimbursement by PIMCO	(103)
Net Expenses	22,451

Net Investment Income (Loss)	49,202

Net Realized Gain (Loss):

Investments in securities	2,876
Exchange-traded or centrally cleared financial derivative instruments	(17,581)
Over the counter financial derivative instruments	493
Short sales	(9)
Foreign currency	(679)

Net Realized Gain (Loss)	(14,900)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,522)
Exchange-traded or centrally cleared financial derivative instruments	14,904
Over the counter financial derivative instruments	(1,230)
Short sales	3
Foreign currency assets and liabilities	(7,694)

Net Change in Unrealized Appreciation (Depreciation)	461

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,763

* Foreign tax withholdings - Interest	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$49,202	$66,782
Net realized gain (loss)	(14,900)	16,674
Net change in unrealized appreciation (depreciation)	461	(21,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,763	61,690

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(66,798)	(72,837)
Class A-2	(0)	N/A
Class A-4	(2,932)	(197)

Total Distributions to Common Shareholders(a)	(69,730)	(73,034)

Common Share Transactions*:

Receipts for shares sold	400,711	494,570
Issued as reinvestment of distributions	14,110	13,212
Cost of shares repurchased	(63,544)	(78,393)
Net increase (decrease) resulting from common share transactions	351,277	429,389

Total Increase (Decrease) in Net Assets	316,310	418,045

Net Assets:

Beginning of period	956,817	538,772
End of period	$1,273,127	$956,817

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions—Common Shares , in the Notes to Financial Statements for more information.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$34,763

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(679,427)
Proceeds from sales of long-term securities	260,541
(Purchases) Proceeds from sales of short-term portfolio investments, net	(65,479)
(Increase) decrease in deposits with counterparty	(3,082)
(Increase) decrease in receivable for investments sold	(15,572)
(Increase) decrease in interest and/or dividends receivable	(3,672)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,511)
Proceeds from (Payments on) over the counter financial derivative instruments	504
(Increase) decrease in reimbursement receivable from PIMCO	(5)
Increase (decrease) in payable for investments purchased	16,638
Increase (decrease) in payable for unfunded loan commitments	(7,050)
Increase (decrease) in deposits from counterparty	8,824
Increase (decrease) in accrued management fees	686
Increase (decrease) in accrued servicing fees	29
Proceeds from (Payments on) short sales transactions, net	165
Proceeds from (Payments on) foreign currency transactions	(773)
Net Realized (Gain) Loss
Investments in securities	(2,876)
Exchange-traded or centrally cleared financial derivative instruments	17,581
Over the counter financial derivative instruments	(493)
Short sales	9
Foreign currency	679
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,522
Exchange-traded or centrally cleared financial derivative instruments	(14,904)
Over the counter financial derivative instruments	1,230
Short sales	(3)
Foreign currency assets and liabilities	7,694
Net amortization (accretion) on investments	(5,657)
Net Cash Provided by (Used for) Operating Activities	(447,639)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	398,849
Payments on shares repurchased	(63,544)
Cash distributions paid*	(48,867)
Proceeds from reverse repurchase agreements	2,368,778
Payments on reverse repurchase agreements	(2,207,454)
Net Cash Received from (Used for) Financing Activities	447,762

Net Increase (Decrease) in Cash and Foreign Currency	123

Cash and Foreign Currency:

Beginning of period	3,409
End of period	$3,532
* Reinvestment of distributions	$14,110

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$9,442
Non Cash Payment in Kind	$685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.3%

555 Post Street
7.000% due 11/01/2021 «		$1,261	$1,271

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		6,487	6,077

Ancestry.com Operations, Inc.
6.050% (LIBOR03M + 4.250%) due 08/27/2026 ~		194	191

Chesapeake Energy Corp.
TBD% due 06/09/2024		253	261

Clay Holdco BV
TBD% due 11/30/2025 «	EUR	10,700	11,248

Cornwallis
7.460% due 01/01/2022 «		$216	217

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,629	9,430

DTEK Holdings Ltd.
TBD% due 06/30/2023 «	EUR	2,117	2,120

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		$20,411	19,059

Eckerd Drugs
7.850% due 01/01/2020 «		81	81

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~		180	181

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~		30,262	25,924

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~		799	807

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~		1,075	1,083

Hyatt Place
5.750% (LIBOR03M + 4.000%) due 06/03/2026 «~		35,000	34,821

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~		4,814	4,866

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		200	201

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~		41	41

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDermott Technology Americas, Inc.
TBD% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ		$4,986	$5,104
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~		7,939	4,671

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		77	78

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20

MLM LLC
TBD% due 12/01/2020 «(j)		66,660	66,693

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~		40	40

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~		21,684	17,857

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)		17,717	14,410

Ortho-Clinical Diagnostics S.A.
5.306% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,640	4,594

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		200	198

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~		124	123

Plainfield Commons
7.330% due 03/01/2022 «		3,035	3,046

Playtika Holding Corp.
7.799% (LIBOR03M + 6.000%) due 12/10/2024 ~		8,300	8,404

Preylock Reitman Santa Cruz Mezz LLC
7.205% (LIBOR03M + 5.500%) due 11/09/2022 «~(j)		7,900	7,934

Project Anfora Senior
2.325% (EUR003M + 2.750%) due 10/01/2026 «~(j)(l)	EUR	40,000	$44,756

Project OMNI Senior
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(j)(l)		40,000	44,823

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		$17,387	17,419
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		15,011	14,804

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		$268	$269

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~		275	275

Stillwater Place
5.428% due 06/01/2024 «		2,200	2,271

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		6,150	5,866

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		324	328

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		12,741	11,870

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		171	170

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		15,332	15,165

Walgreens
5.318% due 06/01/2024 «		1,230	1,260

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		17	14

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,422	1,436

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		5,923	4,739

Westridge Business
7.420% due 01/01/2022 «		836	850

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		12,190	11,577
9.750% (PRIME + 5.000%) due 03/29/2021 ~		8,579	8,232

Total Loan Participations and Assignments (Cost $437,339)			437,175

CORPORATE BONDS & NOTES 38.1%

BANKING & FINANCE 14.4%

Ally Financial, Inc.
8.000% due 11/01/2031		90	125

Ambac LSNI LLC
6.945% due 02/12/2023 •(l)		7,816	7,933

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	22,400	29,708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.625% due 07/15/2023		$200	$199

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,300	396

Barclays PLC
3.250% due 01/17/2033	GBP	100	139
5.875% due 09/15/2024 •(h)(i)(l)		1,200	1,662
7.125% due 06/15/2025 •(h)(i)(l)		4,100	6,150
7.250% due 03/15/2023 •(h)(i)(l)		6,585	9,532
7.750% due 09/15/2023 •(h)(i)(l)		$2,410	2,635
7.875% due 09/15/2022 •(h)(i)(l)	GBP	2,000	2,946
8.000% due 06/15/2024 •(h)(i)(l)		$1,000	1,120

CBL & Associates LP
4.600% due 10/15/2024		4	3
5.950% due 12/15/2026 (l)		10,231	6,162

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	200	244

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)(l)		$200	223
7.500% due 07/17/2023 •(h)(i)(l)		200	219

Deutsche Bank AG
3.961% due 11/26/2025 •		2,100	2,146

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	6	7

ESH Hospitality, Inc.
4.625% due 10/01/2027		$176	179

Farringdon Mortgages
4.280% due 07/15/2047	GBP	5,675	5,670

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$471	499

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (l)		300	320

HSBC Bank PLC
6.330% due 05/23/2023		10,000	10,542

HSBC Holdings PLC
4.750% due 07/04/2029 •(h)(i)	EUR	300	380
5.875% due 09/28/2026 •(h)(i)(l)	GBP	1,600	2,336
6.000% due 09/29/2023 •(h)(i)	EUR	570	739
6.500% due 03/23/2028 •(h)(i)		$340	374

Hunt Cos., Inc.
6.250% due 02/15/2026		14	14

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
5.750% due 11/16/2026 •(h)(i)(l)		$600	$632

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)(l)		1,910	2,143
7.625% due 06/27/2023 •(h)(i)(l)	GBP	200	298
7.875% due 06/27/2029 •(h)(i)(l)		10,084	16,897

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$640	640

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		709	713

Navient Corp.
5.625% due 01/25/2025		139	132
6.150% due 03/10/2021 (l)		600	600
7.250% due 09/25/2023 (l)		9,526	10,788

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (l)		3,451	3,572

Piper Jaffray Cos.
4.740% due 10/15/2021 (l)		800	799
5.200% due 10/15/2023 (l)		2,900	2,896

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(h)(i)(l)		6,325	7,293

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)(l)	GBP	6,830	9,983
7.375% due 06/24/2022 •(h)(i)(l)		5,871	8,495

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)(l)		$200	221
7.375% due 10/04/2023 •(h)(i)(l)		700	765

Springleaf Finance Corp.
5.375% due 11/15/2029		100	105
6.875% due 03/15/2025 (l)		625	713

Stearns Holdings LLC
5.000% due 11/05/2024		101	68

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	95	161
5.661% due 10/13/2041		98	169
5.744% due 04/13/2040 (l)		109	188
5.801% due 10/13/2040 (l)		458	797

TP ICAP PLC
5.250% due 01/26/2024 (l)		3,702	5,393
5.250% due 05/29/2026		100	143

Unique Pub Finance Co. PLC
7.395% due 03/28/2024		1,181	1,794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)		$13,206	$13,568

			182,568

INDUSTRIALS 17.9%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (l)	GBP	8,893	11,712

Altice Financing S.A.
7.500% due 05/15/2026 (l)		$6,650	7,161

Altice France S.A.
5.875% due 02/01/2027 (l)	EUR	1,200	1,519

Associated Materials LLC
9.000% due 01/01/2024 (l)		$16,414	14,444

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		127	128

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		8,000	8,075

Bausch Health Cos., Inc.
5.000% due 01/30/2028		178	183
5.250% due 01/30/2030		178	185

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		113	116

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)		150	105

Bombardier, Inc.
5.750% due 03/15/2022		100	103
6.000% due 10/15/2022		444	445
6.125% due 01/15/2023 (l)		2,981	3,063
7.500% due 12/01/2024 (l)		2,678	2,819
7.500% due 03/15/2025 (l)		3,513	3,632
7.875% due 04/15/2027 (l)		4,227	4,359
8.750% due 12/01/2021		122	134

Camelot Finance S.A.
4.500% due 11/01/2026		13	13

CCO Holdings LLC
4.750% due 03/01/2030		326	333

Centene Corp.
4.250% due 12/15/2027		182	188
4.625% due 12/15/2029		360	380
4.750% due 01/15/2025		326	339

Charter Communications Operating LLC
4.800% due 03/01/2050		402	423

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (l)		7,510	8,333

Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		9,056	9,214
8.000% due 03/15/2026 (l)		1,932	1,994
8.625% due 01/15/2024 (l)		3,879	4,121

Connect Finco SARL
6.750% due 10/01/2026		104	111

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corning, Inc.
5.450% due 11/15/2079		$141	$155

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		1,248	1,287

DISH DBS Corp.
5.875% due 07/15/2022		16	17

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		13,967	14,220

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		24	24

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		3,500	3,861

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		2,557	1,593

Exela Intermediate LLC
10.000% due 07/15/2023		13	5

Fair Isaac Corp.
4.000% due 06/15/2028		18	18

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		1,150	1,155
6.875% due 03/01/2026 (l)		1,268	1,286

Fresh Market, Inc.
9.750% due 05/01/2023		50	26

Frontier Finance PLC
8.000% due 03/23/2022	GBP	5,400	7,356

Full House Resorts, Inc.
8.575% due 01/31/2024		$9,900	9,753
9.738% due 02/02/2024		836	824

General Electric Co.
5.875% due 01/14/2038		22	27
6.150% due 08/07/2037 (l)		73	91
6.875% due 01/10/2039		21	28

Greene King Finance PLC
2.878% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	243

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)		$1,551	1,686
8.375% due 05/01/2027 (l)		2,177	2,410

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)(l)	EUR	300	353

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		200	238

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(l)		$682	725

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(l)		503	542

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		200	140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (l)		$4,430	$3,815
8.000% due 02/15/2024 (l)		658	677
8.500% due 10/15/2024 (l)		1,770	1,616
9.750% due 07/15/2025 (l)		924	857

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		12,671	10,039

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (l)		600	575

Kronos International, Inc.
3.750% due 09/15/2025 (l)	EUR	7,606	8,702

Mattel, Inc.
5.875% due 12/15/2027		$44	46

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	206

MSCI, Inc.
4.000% due 11/15/2029		62	63

NCL Corp. Ltd.
3.625% due 12/15/2024		214	217

NCR Corp.
5.750% due 09/01/2027		3	3

Netflix, Inc.
3.625% due 06/15/2030	EUR	300	347
3.875% due 11/15/2029 (l)		905	1,077
4.625% due 05/15/2029		300	376
4.875% due 06/15/2030		$200	204
5.375% due 11/15/2029		86	92

Noble Holding International Ltd.
7.875% due 02/01/2026		486	354

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (c)(l)	EUR	2,360	2,475

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		$3,485	3,472

Pacific Drilling SA
8.375% due 10/01/2023 (l)		590	540

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	50,810	672

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$167	167

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		440	36
6.000% due 05/16/2024 ^(d)		650	54
6.000% due 11/15/2026 ^(d)		430	35

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,400	4,742
5.350% due 02/12/2028 (l)		$1,158	1,156
6.490% due 01/23/2027		130	138
6.500% due 03/13/2027 (l)		5,433	5,784
6.750% due 09/21/2047		10	10
6.840% due 01/23/2030 (l)		390	417

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.690% due 01/23/2050		$190	$208

PetSmart, Inc.
5.875% due 06/01/2025		8	8

Platin 1426 GmbH
6.875% due 06/15/2023 (l)	EUR	4,280	4,926

Radiate Holdco LLC
6.875% due 02/15/2023		$11	11

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	200	245

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		$12	12

Sealed Air Corp.
4.000% due 12/01/2027		30	30

Select Medical Corp.
6.250% due 08/15/2026		68	74

Sensata Technologies, Inc.
4.375% due 02/15/2030		52	53

Silgan Holdings, Inc.
4.125% due 02/01/2028		100	100

Spirit Issuer PLC
3.492% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	60	79

Staples, Inc.
7.500% due 04/15/2026		$18	19

Telesat Canada
4.875% due 06/01/2027		63	64
6.500% due 10/15/2027		24	25

Tenet Healthcare Corp.
4.625% due 09/01/2024		26	27

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (l)		700	670

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	788	882
1.250% due 03/31/2023		400	419
2.200% due 07/21/2021 (l)		$421	409
2.800% due 07/21/2023 (l)		4,580	4,258
3.250% due 04/15/2022 (l)	EUR	300	341
6.000% due 01/31/2025		200	238
7.125% due 01/31/2025		$200	206

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		2,331	2,421
5.750% due 09/30/2039 (l)		21,869	24,185

TransDigm, Inc.
5.500% due 11/15/2027		206	209

Transocean Pontus Ltd.
6.125% due 08/01/2025		123	126

Transocean, Inc.
7.250% due 11/01/2025 (l)		346	340
7.500% due 01/15/2026		190	188

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		29	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triumph Group, Inc.
5.250% due 06/01/2022		$97	$97
6.250% due 09/15/2024		137	144

Trivium Packaging Finance BV
5.500% due 08/15/2026 (l)		200	211
8.500% due 08/15/2027 (l)		200	223

Twitter, Inc.
3.875% due 12/15/2027		47	47

United Group BV
4.375% due 07/01/2022 (l)	EUR	3,000	3,441

Univision Communications, Inc.
5.125% due 02/15/2025 (l)		$854	847

Valaris PLC
5.750% due 10/01/2044		257	117
7.750% due 02/01/2026		32	18

Vale Overseas Ltd.
6.875% due 11/21/2036 (l)		781	1,018
6.875% due 11/10/2039 (l)		275	359

ViaSat, Inc.
5.625% due 04/15/2027		18	19

Wyndham Destinations, Inc.
3.900% due 03/01/2023		90	91
4.625% due 03/01/2030		87	87
5.400% due 04/01/2024		12	13

Wynn Macau Ltd.
5.125% due 12/15/2029		200	205

			228,398

UTILITIES 5.8%

CenturyLink, Inc.
5.125% due 12/15/2026		17	17

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (c)(l)		434	445

Edison International
2.400% due 09/15/2022		302	301
3.125% due 11/15/2022		127	129
3.550% due 11/15/2024		141	144
5.750% due 06/15/2027		78	88

Frontier Communications Corp.
8.000% due 04/01/2027		142	149

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(l)		646	645
6.350% due 12/01/2021 ^		57	57

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		8,366	8,241

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(l)		389	390
2.950% due 03/01/2026 ^(d)(l)		493	495
3.250% due 09/15/2021 ^(d)		106	107
3.250% due 06/15/2023 ^(d)(l)		2,617	2,612
3.300% due 03/15/2027 ^(d)(l)		3,661	3,670

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 12/01/2027 ^(d)(l)	$1,400	$1,404
3.400% due 08/15/2024 ^(d)(l)	539	547
3.500% due 10/01/2020 ^(d)(l)	3,249	3,261
3.500% due 06/15/2025 ^(d)(l)	1,753	1,757
3.750% due 02/15/2024 ^(d)(l)	265	270
3.750% due 08/15/2042 ^(d)	26	26
3.850% due 11/15/2023 ^(d)(l)	797	807
4.000% due 12/01/2046 ^(d)	4	4
4.250% due 05/15/2021 ^(d)(l)	2,656	2,670
4.250% due 08/01/2023 ^(d)(l)	1,642	1,688
4.300% due 03/15/2045 ^(d)	34	35
4.500% due 12/15/2041 ^(d)(l)	368	372
4.600% due 06/15/2043 ^(d)	20	20
4.650% due 08/01/2028 ^(d)(l)	1,277	1,322
4.750% due 02/15/2044 ^(d)(l)	1,659	1,709
5.125% due 11/15/2043 ^(d)(l)	1,763	1,810
5.400% due 01/15/2040 ^(d)	22	23
5.800% due 03/01/2037 ^(d)(l)	8,276	8,649
6.050% due 03/01/2034 ^(d)(l)	4,833	5,071
6.250% due 03/01/2039 ^(d)(l)	945	998
6.350% due 02/15/2038 ^(d)(l)	1,116	1,185

Rio Oil Finance Trust
8.200% due 04/06/2028 (l)	6,675	7,729
9.250% due 07/06/2024 (l)	4,072	4,573

Southern California Edison Co.
5.950% due 02/01/2038	100	127

Sprint Communications, Inc.
6.000% due 11/15/2022	94	99

Sprint Corp.
7.125% due 06/15/2024	300	324
7.250% due 09/15/2021 (l)	490	519
7.625% due 02/15/2025 (l)	2,112	2,323
7.625% due 03/01/2026 (l)	3,828	4,229
7.875% due 09/15/2023 (l)	2,328	2,573

Talen Energy Supply LLC
6.625% due 01/15/2028	46	47

Transocean Poseidon Ltd.
6.875% due 02/01/2027	148	157

Transocean Sentry Ltd.
5.375% due 05/15/2023	100	102

		73,920

Total Corporate Bonds & Notes (Cost $470,532)		484,886

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Caesars Entertainment Corp.
5.000% due 10/01/2024	971	1,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	$16	$11

Total Convertible Bonds & Notes (Cost $1,833)		1,881

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	5	5

		17

OHIO 0.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	8,180	8,191

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	170	172

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	1,200	52
7.467% due 06/01/2047	70	73

		125

Total Municipal Bonds & Notes (Cost $8,015)		8,505

U.S. GOVERNMENT AGENCIES 4.1%

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(g)(l)	35,798	22,745
0.100% due 02/25/2046 - 11/25/2050 (a)	178,611	432
0.100% due 11/25/2050 (a)(l)	284,216	1,461
1.939% due 11/25/2055 ~(a)	66,105	5,279
2.011% due 11/25/2045 ~(a)(l)	24,637	3,320
4.118% due 04/25/2025 ~(l)	15,400	14,715
11.447% due 12/25/2045 •(l)	4,428	4,383

Total U.S. Government Agencies (Cost $48,838)		52,335

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 38.0%

Adjustable Rate Mortgage Trust
2.332% due 02/25/2036 •		$58	$40
2.792% due 10/25/2035 •		2,555	2,380
2.812% due 11/25/2035 •		461	401
2.942% due 01/25/2035 •(l)		4,337	4,057
3.592% due 02/25/2035 •		1,809	1,661

Alkali Europe SARL
3.000% due 05/15/2021 «•(l)	EUR	50,000	56,029

Anthracite Ltd.
5.678% due 06/20/2041		$6,934	875

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		699	688

Banc of America Funding Trust
1.918% due 08/25/2047 ^~		2,273	2,091
1.936% due 10/25/2036 •		17,142	5,648
7.692% due 02/27/2037 ~		2,358	2,339

Banc of America Mortgage Trust
4.789% due 06/25/2034 ~		328	280
4.973% due 07/20/2032 ~		160	156

Bancorp Commercial Mortgage Trust
5.490% due 08/15/2032 •(l)		4,100	4,141

BCAP LLC Trust
1.965% due 05/26/2037 ~		2,379	1,629
3.706% due 08/28/2037 ~(l)		11,543	8,515
6.500% due 06/26/2037 ~		2,188	1,083

Bear Stearns Commercial Mortgage Securities Trust
5.300% due 05/11/2039 ~		2,648	2,713
5.657% due 10/12/2041 ~		813	843

CD Mortgage Trust
5.688% due 10/15/2048		5,431	2,820

Chase Mortgage Finance Trust
4.172% due 03/25/2037 ^~		88	88

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.162% due 01/25/2036 •		5,162	2,993

Citigroup Commercial Mortgage Trust
5.482% due 10/15/2049 (l)		6,542	6,379
5.589% due 12/10/2049 ~		1,499	961

Citigroup Mortgage Loan Trust
3.900% due 11/25/2036 ~		763	646

Citigroup Mortgage Loan Trust, Inc.
4.609% due 08/25/2035 ~(l)		3,441	3,511

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~(l)		10,211	6,776

Commercial Mortgage Trust
1.234% due 10/10/2048 ~(a)		28,636	1,725
5.719% due 06/10/2044 ~(l)		6,533	6,590

Countrywide Alternative Loan Trust
1.982% due 07/25/2046 ^•(l)		3,021	2,831
2.002% due 05/25/2047 •(l)		8,167	4,898

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.032% due 12/25/2046 ^•(l)		$618	$428
2.042% due 10/25/2046 •(l)		902	804
2.155% due 12/20/2035 •		1,328	657
6.910% due 02/25/2035 ~		415	142

Countrywide Home Loan Mortgage Pass-Through Trust
2.492% due 05/25/2035 •(l)		12,289	8,220
4.107% due 09/20/2036 ~		169	148

Credit Suisse Commercial Mortgage Trust
5.644% due 01/15/2049 ^~(d)		2,500	3,438
5.869% due 09/15/2040 ~		2,497	1,598

Credit Suisse First Boston Mortgage Securities Corp.
3.978% due 12/25/2033 ~		595	578
4.981% due 07/15/2037 ~		147	144
5.100% due 08/15/2038 ~(l)		4,939	4,781

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		1,203	902

Credit Suisse Mortgage Capital Certificates
2.323% due 11/30/2037 ~(l)		4,400	4,007
18.648% due 06/27/2037 ~		813	516

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		568	316

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.104% due 09/28/2036 ~		6,139	6,068

Dssv SARL
3.000% due 10/15/2024 «•(l)	EUR	50,000	56,085

Eurosail PLC
0.447% due 03/13/2045 •		250	225
2.129% due 06/13/2045 •(l)	GBP	5,421	5,443
4.779% due 06/13/2045 •		1,781	2,046

Fremont Home Loan Trust
3.892% due 01/25/2034 •		$1,883	1,786

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,451	1,489

GMAC Commercial Mortgage Securities, Inc. Trust
5.349% due 11/10/2045 ~		37,962	24,486

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	137	142

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		$5,820	5,664

GS Mortgage Securities Trust
5.622% due 11/10/2039		2,137	1,674

GSMSC Resecuritization Trust
4.286% due 09/26/2037 ~(l)		35,276	15,697

HarborView Mortgage Loan Trust
2.004% due 12/19/2036 ^•		4,698	4,503
2.424% due 03/19/2035 •(l)		3,730	2,597

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (l)		8,459	4,907

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~	$10,000	$2,650
5.167% due 10/15/2032 •	7,300	7,023
5.411% due 05/15/2047	10,147	11,866
5.438% due 01/15/2049	16,538	3,597
5.464% due 01/15/2049 ~	864	188
5.574% due 01/15/2042 ~	115	115
5.623% due 05/12/2045 (l)	2,311	1,653
5.855% due 06/12/2043 ~(l)	3,408	3,419
5.876% due 06/15/2049 ~(l)	8,104	3,952
5.885% due 06/12/2043 ~	3,368	2,122
5.921% due 03/15/2046 ~	7,777	8,175

JPMorgan Mortgage Trust
4.020% due 06/25/2036 ^~	15	14

JPMorgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)	8,812	2,478

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «	400	45,857

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(l)	6,959	4,141
6.277% due 04/15/2041 ~(l)	4,768	4,845

MASTR Adjustable Rate Mortgages Trust
4.411% due 04/25/2035 ~	1,263	1,034

Merrill Lynch Mortgage Investors Trust
2.527% due 07/25/2029 •	955	917

Morgan Stanley Capital Trust
5.385% due 11/14/2042 ~(l)	7,500	6,217
6.186% due 08/12/2041 ~	260	244

Morgan Stanley Resecuritization Trust
4.033% due 06/26/2046 ~(l)	7,837	6,533

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	85	83

Motel 6 Trust
8.666% due 08/15/2024 •	1,146	1,166

Natixis Commercial Mortgage Securities Trust
4.740% due 11/15/2034 •	1,826	1,813
5.740% due 11/15/2034 •	792	778

Nomura Resecuritization Trust
5.121% due 07/26/2035 ~	271	254

RBSSP Resecuritization Trust
2.408% due 10/26/2037 •	2,801	1,195

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^	249	236

Sequoia Mortgage Trust
2.215% due 10/20/2035 •	206	193
2.395% due 10/20/2035 •	265	242
2.415% due 07/20/2033 •	111	106
3.220% due 12/20/2032 •	445	413

Structured Adjustable Rate Mortgage Loan Trust
2.322% due 12/25/2034 •	2,227	1,611
2.442% due 10/25/2035 •(l)	5,181	4,530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.002% due 09/25/2047 ^•(l)		$3,091	$3,244

TBW Mortgage-Backed Trust
6.330% due 09/25/2036 þ		5,000	2,555

Thornburg Mortgage Securities Trust
4.293% due 04/25/2045 ~		2	0

VMC Finance LLC
5.137% due 03/15/2035 •(l)		13,747	13,812

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		1,885	1,851

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 08/25/2046 •(l)		12,220	10,605
2.692% due 04/25/2045 •		10,221	7,620
2.797% due 07/25/2045 •(l)		19,280	16,176
3.009% due 05/25/2047 •		3,612	1,385
4.368% due 05/25/2035 ~		635	401

Wells Fargo Mortgage-Backed Securities Trust
4.849% due 08/25/2035 ~		1,567	1,156

Total Non-Agency Mortgage-Backed Securities (Cost $478,415)			483,743

ASSET-BACKED SECURITIES 34.4%

Acacia CDO 5 Ltd.
2.567% due 11/08/2039 •		2,205	2,201
3.037% due 11/08/2039 •		29,250	15,486

Accredited Mortgage Loan Trust
2.082% due 02/25/2037 •		5,235	3,881
6.000% due 10/25/2034 þ		1,863	1,711

ACE Securities Corp. Home Equity Loan Trust
2.072% due 04/25/2036 •(l)		7,514	6,094
2.437% due 12/25/2035 •		2,756	2,242
2.752% due 08/25/2035 •		3,679	2,064

Aegis Asset-Backed Securities Trust
3.492% due 03/25/2035 •		3,100	547

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.942% due 09/25/2034 •		638	590

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.172% due 02/25/2036 •		272	226

Avoca CLO DAC
0.000% due 10/15/2030 ~	EUR	2,250	1,625

Ballyrock CLO Ltd.
0.000% due 04/20/2031 ~		$29,803	14,720

Banco Bilbao Vizcaya Argentaria S.A.
0.252% due 03/22/2046 •	EUR	416	317

Bear Stearns Asset-Backed Securities Trust
2.442% due 08/25/2036 •(l)		$3,628	2,557

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		96,561	140

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~	$4,066	$1,337

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)	6,994	5,478

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~	2,900	1,812

CDC Mortgage Capital Trust
4.342% due 06/25/2034 •	659	602

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~	12,000	9,247

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(g)	7	3,670

Citigroup Mortgage Loan Trust
2.692% due 11/25/2045 •	2,756	1,856

Citigroup Mortgage Loan Trust, Inc.
2.932% due 02/25/2035 •	267	259

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~	1,834	1,774

Consumer Loan Underlying Bond Certificate Issuer Trust
21.334% due 12/15/2043 «~	13,246	12,189
21.712% due 10/15/2043 «~	11,206	10,371

Coronado CDO Ltd.
3.400% due 09/04/2038 •	2,593	1,627
6.000% due 09/04/2038	370	282

Countrywide Asset-Backed Certificates
2.112% due 02/25/2037 ^•(l)	2,700	2,355
2.212% due 06/25/2036 •	4,029	2,583
2.227% due 01/25/2045 ^•(l)	3,400	3,002
2.232% due 06/25/2036 •	2,069	1,058
2.282% due 04/25/2036 •	2,000	1,447
2.432% due 02/25/2036 •	2,345	1,547
2.632% due 01/25/2036 •	3,479	2,136

Countrywide Asset-Backed Certificates Trust
3.667% due 10/25/2035 •(l)	12,081	10,581
3.892% due 08/25/2035 •	3,531	2,671

Countrywide Asset-Backed Certificates Trust, Inc.
3.967% due 07/25/2034 •	758	746

Crecera Americas LLC
5.563% due 08/31/2020 •	2,800	2,803

Credit Suisse First Boston Mortgage Securities Corp.
5.350% due 05/25/2035 þ	978	927

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ	1,800	1,943
6.767% due 05/25/2035 þ	2,496	2,065

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(l)	2,994	2,208

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (g)	1,634	1,084

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		$20	$2,282
0.000% due 12/15/2025 «(g)		33	4,100

Fremont Home Loan Trust
2.112% due 02/25/2036 •(l)		10,261	6,591

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		184	156

GSAMP Trust
2.072% due 05/25/2046 •		2,757	2,306
2.232% due 12/25/2035 •(l)		6,931	4,648
2.572% due 09/25/2035 •(l)		4,486	3,391
2.692% due 07/25/2045 •		1,299	956
3.042% due 03/25/2034 ^•(l)		4,456	3,752
3.517% due 08/25/2034 •(l)		1,586	1,581
3.542% due 12/25/2034 •(l)		8,489	5,887

Harley Marine Financing LLC
7.869% due 05/15/2043 «		2,000	1,213

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	1,699

Hout Bay Corp.
1.954% due 07/05/2041 •		$644	154

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «		4,000	3,064

JPMorgan Mortgage Acquisition Trust
2.132% due 04/25/2036 •		6,100	5,053
4.885% due 11/25/2036 þ		2,404	2,749

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	12,616
1.000% due 01/01/2050 «		100	17,904

LNR CDO Ltd.
2.758% due 02/28/2043 •		3,297	515

Long Beach Mortgage Loan Trust
1.982% due 02/25/2036 •		167	149
2.707% due 08/25/2035 •		1,500	1,417
2.917% due 06/25/2035 •(l)		15,317	11,558
3.667% due 04/25/2035 •		4,452	3,534

M360 Advisors LLC
6.121% due 07/24/2028 (l)		8,350	8,440

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	1,337

Marlette Funding Trust
0.000% due 07/17/2028 «(g)		$10	1,731
0.000% due 04/16/2029 «(g)		12	3,063
0.000% due 07/16/2029 «(g)		4	1,229

MASTR Asset-Backed Securities Trust
2.407% due 01/25/2036 •		8,791	8,511
7.642% due 12/25/2032 •(l)		545	375

Mercury CDO Ltd.
2.795% due 12/08/2040 •		9,400	7,741

Morgan Stanley ABS Capital, Inc. Trust
1.862% due 10/25/2036 •		278	177

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.497% due 11/25/2035 •	$3,136	$2,637
7.417% due 09/25/2033 •	1,579	1,437

Morgan Stanley Capital, Inc. Trust
2.162% due 01/25/2036 •(l)	4,000	3,226

Morgan Stanley Home Equity Loan Trust
2.857% due 05/25/2035 •(l)	5,569	4,098

N-Star REL CDO Ltd.
2.940% due 02/01/2041 •	2,900	2,770

New Century Home Equity Loan Trust
2.262% due 02/25/2036 •(l)	7,000	6,320

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.202% due 11/25/2035 •(l)	14,062	7,565

NovaStar Mortgage Funding Trust
2.677% due 01/25/2036 •	3,786	3,265

Palisades CDO Ltd.
2.903% due 07/22/2039 •	15,700	8,130

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.262% due 01/25/2035 ^•	1,730	1,513
3.742% due 02/25/2035 •(l)	6,028	5,044

Putnam Structured Product Funding Ltd.
3.140% due 10/15/2038 •	4,200	3,328

Securitized Asset-Backed Receivables LLC Trust
2.767% due 12/25/2034 •	1,353	1,211
2.767% due 04/25/2035 •(l)	3,706	2,827

SG Mortgage Securities Trust
1.972% due 02/25/2036 •(l)	5,689	3,751

Sierra Madre Funding Ltd.
2.090% due 09/07/2039 •	19,786	18,197
2.350% due 09/07/2039 •	16,000	3,000
2.590% due 09/07/2039 •	8,500	1,596

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(g)	15	3,170
0.000% due 09/18/2046 «(g)	10	7,575
0.000% due 10/15/2048 «(g)	15	12,298

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)	62	2,314
0.000% due 11/25/2026 «(g)	60	2,993

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(g)	29	1,149
0.000% due 09/25/2040 (g)	4,400	2,198

South Coast Funding Ltd.
3.289% due 08/06/2039 •	30,322	16,427
5.489% due 08/06/2039 •	29,722	3

Structured Asset Securities Corp.
2.992% due 02/25/2035 •	414	402

Structured Asset Securities Corp. Mortgage Loan Trust
1.992% due 06/25/2037 •	3,300	2,386
2.022% due 02/25/2037 •(l)	9,659	8,020
2.032% due 01/25/2037 •(l)	7,800	4,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.102% due 04/25/2036 •		$4,989	$4,450

Summer Street Ltd.
2.137% due 12/06/2045 •		39,866	15,249

Terwin Mortgage Trust
4.498% due 07/25/2036 þ		454	378

Wells Fargo Home Equity Asset-Backed Securities Trust
4.342% due 11/25/2035 •		250	240

Total Asset-Backed Securities (Cost $474,512)			437,835

SOVEREIGN ISSUES 2.8%

Argentina Government International Bond
3.380% due 12/31/2038 þ(l)	EUR	2,680	1,397
3.875% due 01/15/2022		200	108
5.250% due 01/15/2028		700	349
7.820% due 12/31/2033		77	49
7.820% due 12/31/2033 (l)		13,918	9,045
15.500% due 10/17/2026	ARS	45,770	213
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		53,196	472
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		700	8
56.589% (ARLLMONP) due 06/21/2020 ~(a)		144,512	1,307
59.928% (BADLARPP) due 10/04/2022 ~(a)		3,184	56

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		327,768	3,760

Autonomous Community of Catalonia
6.350% due 11/30/2041	EUR	450	798

Export-Credit Bank of Turkey
8.250% due 01/24/2024 (l)		$200	218

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	116,637	885

South Africa Government International Bond
4.850% due 09/30/2029 (l)		$2,200	2,206
5.750% due 09/30/2049 (l)		1,800	1,757

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	112
4.625% due 03/31/2025 (l)		2,200	2,615
5.200% due 02/16/2026 (l)		700	852
5.600% due 11/14/2024 (l)		$5,300	5,402
7.625% due 04/26/2029 (l)		2,400	2,657

Ukraine Government International Bond
7.750% due 09/01/2026 (l)		1,400	1,534

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		85	10

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 10/13/2024 ^(d)	$650	$78
9.250% due 09/15/2027 ^(d)	65	8

Total Sovereign Issues (Cost $53,449)		35,896

	SHARES
COMMON STOCKS 1.3%

COMMUNICATION SERVICES 0.2%

Clear Channel Outdoor Holdings, Inc. (e)	725,704	2,076

iHeartMedia, Inc.	542	8

iHeartMedia, Inc. ‘A’ (e)	40,383	682

		2,766

CONSUMER DISCRETIONARY 0.2%

Caesars Entertainment Corp. (e)	201,318	2,738

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(j)	63,729	956

UTILITIES 0.8%

TexGen Power LLC «	273,307	9,771

Total Common Stocks (Cost $16,085)		16,231

WARRANTS 0.4%

COMMUNICATION SERVICES 0.4%

iHeartMedia, Inc.	263,015	4,445

Total Warrants (Cost $4,772)		4,445

PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.7%

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)(l)	2,500,000	2,991

Nationwide Building Society
10.250% ~	123,460	27,147

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	2,939,000	4,203

		34,341

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(h)		299,000	$293

Sequa Corp. (12.000% PIK)
12.000% «(c)		904	1,048

			1,341

Total Preferred Securities (Cost $32,977)			35,682

SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (k) 6.6%

			83,963

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%

Groupe Novasep
11.000% due 03/21/2020 «(j)		$1,776	1,616

ARGENTINA TREASURY BILLS 0.1%
41.333% due 04/03/2020 «~	ARS	11,940	164
43.313% due 06/22/2020 «~		7,730	115
130.108% due 02/26/2020 - 08/27/2020 (f)(g)		71,118	898

			1,177

U.S. TREASURY BILLS 0.1%
1.564% due 01/16/2020 - 03/26/2020 (f)(g)(l)(o)		$1,433	1,430

Total Short-Term Instruments (Cost $88,941)			88,186

Total Investments in Securities (Cost $2,115,708)			2,086,800

Total Investments 163.9% (Cost $2,115,708)			$2,086,800

Financial Derivative Instruments (m)(n) 1.0% (Cost or Premiums, net $17,039)			12,836

Other Assets and Liabilities, net (64.9)%			(826,509)

Net Assets 100.0%			$1,273,127

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Groupe Novasep	11.000%	03/21/2020	11/01/2019	$1,735	$1,616	0.13%
MLM LLC	TBD	12/01/2020	11/19/2018	66,354	66,693	5.24
Preylock Reitman Santa Cruz Mezz LLC	(0.005)-7.210	11/09/2022	04/09/2018	7,900	7,934	0.62
Project Anfora Senior	2.325	10/01/2026	09/30/2019	43,493	44,756	3.52
Project OMNI Senior	3.000	09/03/2026	09/26/2019	43,638	44,823	3.52
Westmoreland Mining Holdings LLC			04/09/2018 - 08/31/2018	726	956	0.07

				$163,846	$166,778	13.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.540%	12/30/2019	01/06/2020	$171	U.S. Treasury Bonds 3.000% due 02/15/2049	$(171)	$171	$171

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$992	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(1,015)	$992	$992
JPS	1.650	12/31/2019	01/02/2020	82,800	U.S. Treasury Bonds 3.000% due 11/15/2045	(83,762)	82,800	82,808

Total Repurchase Agreements						$(84,948)	$83,963	$83,971

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(2.400)%	10/11/2019	TBD	(3)	EUR	(145)	$(162)
	(0.190)	11/12/2019	02/12/2020			(2,851)	(3,197)
	(0.100)	10/04/2019	02/04/2020			(2,789)	(3,127)
	(0.050)	11/12/2019	02/12/2020			(3,654)	(4,099)
	1.300	11/28/2019	02/28/2020		GBP	(8,431)	(11,181)
	2.500	11/26/2019	01/21/2020		$	(2,168)	(2,174)
	2.530	10/31/2019	01/29/2020			(568)	(570)
	2.530	12/05/2019	01/29/2020			(191)	(191)
	2.550	11/15/2019	01/10/2020			(4,714)	(4,730)
	2.580	11/13/2019	01/13/2020			(3,182)	(3,193)
	2.580	12/05/2019	01/13/2020			(573)	(574)
	2.648	11/22/2019	02/20/2020			(1,292)	(1,296)
	2.885	03/07/2019	03/09/2020			(10,716)	(10,738)
	3.151	02/12/2019	TBD	(3)		(8,422)	(8,462)
BRC	1.850	11/01/2019	TBD	(3)		(1,257)	(1,261)
	2.904	11/15/2019	02/13/2020			(10,010)	(10,049)
	2.909	11/14/2019	02/12/2020			(20,679)	(20,761)
	2.934	10/22/2019	01/22/2020			(2,218)	(2,231)
	3.027	10/07/2019	01/07/2020			(12,306)	(12,396)
	3.240	11/26/2019	01/23/2020			(10,356)	(10,390)
CEW	2.470	10/22/2019	01/22/2020			(1,806)	(1,815)
CFR	1.500	09/27/2019	03/27/2020		EUR	(111,888)	(126,005)
	1.500	10/07/2019	04/07/2020			(31,920)	(35,933)
	2.400	11/04/2019	02/03/2020		$	(484)	(486)
CSG	2.350	12/31/2019	01/22/2020			(1,856)	(1,856)
FOB	2.350	10/24/2019	01/22/2020			(479)	(481)
JML	(2.000)	10/31/2019	TBD	(3)	EUR	(844)	(943)
	(1.850)	11/13/2019	TBD	(3)		(4,869)	(5,450)
	(0.300)	10/17/2019	01/16/2020			(161)	(180)
	(0.250)	10/18/2019	01/17/2020			(768)	(861)
	(0.250)	10/28/2019	01/28/2020			(3,496)	(3,920)
	(0.250)	12/23/2019	01/07/2020			(1,096)	(1,229)
	0.950	10/15/2019	01/14/2020		GBP	(10,149)	(13,470)
	0.950	10/16/2019	01/15/2020			(19,163)	(25,434)
	0.950	10/17/2019	01/16/2020			(8,524)	(11,313)
	0.950	10/18/2019	01/17/2020			(5,226)	(6,935)
	0.950	10/23/2019	01/23/2020			(189)	(250)
JPS	1.650	12/10/2019	01/09/2020		$	(280)	(280)
	2.941	12/12/2019	01/13/2020			(6,742)	(6,754)
MBC	2.800	12/05/2019	02/05/2020			(4,226)	(4,235)
	2.830	11/26/2019	02/26/2020			(3,800)	(3,811)

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
	2.880%	11/08/2019	02/07/2020		$		(10,689)	$(10,736)
	3.000	10/16/2019	01/16/2020				(8,429)	(8,484)
MEI	2.450	12/02/2019	01/07/2020				(2,258)	(2,263)
MSB	2.894	12/13/2019	03/12/2020				(18,625)	(18,655)
MZF	2.842	11/13/2019	01/13/2020				(10,943)	(10,986)
	2.845	11/08/2019	01/07/2020				(9,221)	(9,261)
NOM	2.300	11/04/2019	01/03/2020				(1,902)	(1,909)
	2.300	01/03/2020	02/04/2020				(8,795)	(8,795)
	2.400	11/04/2019	01/03/2020				(6,830)	(6,857)
	2.450	11/12/2019	01/13/2020				(1,974)	(1,981)
	2.600	11/19/2019	01/21/2020				(4,630)	(4,645)
	2.800	11/19/2019	01/21/2020				(2,493)	(2,502)
RDR	1.950	12/06/2019	01/06/2020				(293)	(293)
RTA	2.270	11/14/2019	01/14/2020				(5,819)	(5,837)
	2.319	11/07/2019	02/05/2020				(15,695)	(15,752)
	2.328	11/18/2019	02/18/2020				(8,619)	(8,644)
	2.333	01/02/2020	04/01/2020				(6,916)	(6,916)
	2.352	10/31/2019	01/29/2020				(3,795)	(3,811)
	2.452	10/08/2019	01/07/2020				(6,714)	(6,753)
	2.481	10/04/2019	01/02/2020				(7,079)	(7,123)
	2.791	11/21/2019	05/19/2020				(3,011)	(3,021)
	2.885	12/06/2019	03/05/2020				(3,127)	(3,134)
	2.909	10/31/2019	01/29/2020				(1,611)	(1,619)
	2.909	12/13/2019	01/30/2020				(2,516)	(2,520)
SBI	2.794	11/06/2019	02/04/2020				(10,130)	(10,175)
	2.850	11/13/2019	02/11/2020				(14,895)	(14,954)
	2.854	11/15/2019	02/13/2020				(3,791)	(3,805)
	2.884	10/22/2019	01/22/2020				(3,606)	(3,627)
	3.112	10/08/2019	01/09/2020				(6,416)	(6,464)
SGY	2.270	12/31/2019	01/09/2020				(2,244)	(2,244)
	2.340	12/31/2019	02/19/2020				(8,068)	(8,068)
SOG	2.270	11/08/2019	01/09/2020				(3,659)	(3,672)
	2.340	11/22/2019	02/20/2020				(1,910)	(1,915)
	2.340	11/27/2019	02/20/2020				(74)	(74)
	2.350	11/18/2019	02/18/2020				(21,208)	(21,270)
	2.360	11/15/2019	02/13/2020				(2,917)	(2,926)
	2.480	10/08/2019	01/08/2020				(626)	(630)
	2.746	11/14/2019	01/16/2020				(8,579)	(8,611)
	2.819	11/27/2019	02/25/2020				(3,114)	(3,123)
	2.836	10/29/2019	01/31/2020				(5,079)	(5,105)
UBS	(0.200)	10/15/2019	01/15/2020			EUR	(283)	(318)
	(0.150)	10/15/2019	01/15/2020				(312)	(350)
	(0.150)	12/09/2019	02/10/2020				(2,245)	(2,518)
	0.100	11/12/2019	02/12/2020				(1,770)	(1,986)
	0.100	11/13/2019	02/13/2020				(2,676)	(3,002)
	1.150	10/10/2019	02/10/2020			GBP	(1,862)	(2,473)
	1.350	11/22/2019	02/24/2020				(8,621)	(11,436)
	1.664	10/15/2019	01/15/2020				(3,016)	(4,010)
	2.150	12/02/2019	01/03/2020			$	(502)	(503)
	2.250	11/01/2019	TBD	(3)			(23,285)	(23,375)
	2.300	12/13/2019	01/10/2020				(9,819)	(9,832)
	2.400	12/10/2019	01/08/2020				(1,172)	(1,174)
	2.450	10/28/2019	01/27/2020				(3,399)	(3,414)
	2.450	10/29/2019	01/28/2020				(209)	(210)
	2.450	10/30/2019	01/28/2020				(7,581)	(7,615)
	2.450	10/31/2019	01/29/2020				(1,737)	(1,744)
	2.450	11/01/2019	01/30/2020				(6,368)	(6,395)
	2.450	11/07/2019	02/05/2020				(1,999)	(2,007)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.450%	11/12/2019	02/10/2020	$	(2,948)	$(2,958)
	2.450	11/13/2019	02/11/2020		(14,908)	(14,959)
	2.450	11/14/2019	01/07/2020		(13,882)	(13,928)
	2.450	11/22/2019	02/20/2020		(2,000)	(2,006)
	2.450	11/29/2019	02/20/2020		(1,954)	(1,958)
	2.450	12/04/2019	03/03/2020		(641)	(642)
	2.450	12/23/2019	02/10/2020		(7,580)	(7,585)
	2.500	10/24/2019	01/23/2020		(207)	(208)
	2.500	10/25/2019	01/24/2020		(4,651)	(4,673)
	2.500	10/31/2019	01/29/2020		(557)	(559)
	2.500	11/06/2019	02/04/2020		(2,694)	(2,705)
	2.500	11/15/2019	01/06/2020		(677)	(679)
	2.500	11/18/2019	01/07/2020		(5,928)	(5,947)
	2.500	11/22/2019	02/20/2020		(2,964)	(2,972)
	2.500	12/04/2019	03/03/2020		(1,252)	(1,254)
	2.535	10/02/2019	01/06/2020		(5,416)	(5,451)
	2.535	10/03/2019	01/06/2020		(4,680)	(4,710)
	2.535	11/27/2019	01/06/2020		(282)	(283)
	2.550	11/13/2019	02/11/2020		(819)	(822)
	2.585	10/04/2019	01/06/2020		(1,848)	(1,860)
	2.700	11/01/2019	01/30/2020		(335)	(337)
	2.800	11/13/2019	01/10/2020		(8,371)	(8,404)
	2.845	11/07/2019	01/06/2020		(10,310)	(10,356)
	2.850	11/13/2019	01/10/2020		(3,563)	(3,577)
	2.877	11/01/2019	01/30/2020		(8,068)	(8,108)

Total Reverse Repurchase Agreements						$(800,886)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations 0.0%
U.S. Treasury Bonds	3.000%	02/15/2049	$150	$(172)	$(171)

Total Short Sales 0.0%				$(172)	$(171)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$171	$0	$0	$0	$171	$(171)	$0
BPS	0	(53,694)	0	0	(53,694)	65,225	11,531
BRC	0	(57,088)	0	0	(57,088)	77,488	20,400
CEW	0	(1,815)	0	0	(1,815)	1,958	143
CFR	0	(162,424)	0	0	(162,424)	201,802	39,378
CSG	0	(1,856)	0	0	(1,856)	0	(1,856)
FICC	992	0	0	0	992	(1,015)	(23)

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
FOB	$0	$(481)	$0	$0	$(481)	$3,029	$2,548
JML	0	(69,985)	0	0	(69,985)	81,106	11,121
JPS	82,808	(7,034)	0	0	75,774	(74,973)	801
MBC	0	(27,266)	0	0	(27,266)	35,498	8,232
MEI	0	(2,263)	0	0	(2,263)	2,657	394
MSB	0	(18,655)	0	0	(18,655)	28,196	9,541
MZF	0	(20,247)	0	0	(20,247)	25,352	5,105
NOM	0	(26,689)	0	0	(26,689)	18,392	(8,297)
RDR	0	(293)	0	0	(293)	304	11
RTA	0	(65,130)	0	0	(65,130)	68,662	3,532
SBI	0	(39,025)	0	0	(39,025)	52,874	13,849
SGY	0	(10,312)	0	0	(10,312)	0	(10,312)
SOG	0	(47,326)	0	0	(47,326)	66,776	19,450
UBS	0	(189,303)	0	0	(189,303)	222,335	33,032

Master Securities Forward Transaction Agreement
BPG	0	0	0	(171)	(171)	0	(171)

Total Borrowings and Other Financing Transactions	$83,971	$(800,886)	$0	$(171)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Bank Loan Obligations	$0	$0	$0	$(296)	$(296)
Corporate Bonds & Notes	0	(196,239)	(118,165)	(26,086)	(340,490)
U.S. Government Agencies	0	(21,091)	(11,345)	0	(32,436)
Non-Agency Mortgage-Backed Securities	0	(61,094)	(209,545)	(4,810)	(275,449)
Asset-Backed Securities	0	(35,612)	(25,692)	(11,483)	(72,787)
Sovereign Issues	0	(3,609)	(18,635)	0	(22,244)
Common Stocks	0	(318)	(2,704)	(35,933)	(38,955)
Preferred Securities	0	0	(2,518)	0	(2,518)

Total Borrowings	$0	$(317,963)	$(388,604)	$(78,608)	$(785,175)

Payable for reverse repurchase agreements(6)					$(785,175)

(l)	Securities with an aggregate market value of $970,592 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(767,643) at a weighted average interest rate of 2.426%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $(2) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(15,711) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.485%	$1,100	$(2)	$69	$67	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.682	600	0	35	35	1	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	195.572	1,600	(60)	(659)	(719)	0	(13)

						$(62)	$(555)	$(617)	$1	$(13)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	Semi-Annual	06/21/2027	$	11,500	$(834)	$570	$(264)	$0	$(25)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	86	126	0	(6)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	5,270	1,804	0	(143)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	983	5,748	0	(176)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		35,300	2,092	(5,121)	(3,029)	388	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		11,000	(26)	(316)	(342)	126	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	80	106	186	24	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	289	533	68	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		8,600	60	319	379	139	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	$	900	(1)	12	11	5	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	25,190	262	621	883	194	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		26,300	583	2,739	3,322	558	0

							$3,799	$5,558	$9,357	$1,502	$(350)

Total Swap Agreements							$3,737	$5,003	$8,740	$1,503	$(363)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,503	$1,503	$0	$0	$(363)	$(363)

Cash of $11,590 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2020		EUR	1,078	$		1,197	$0	$(13)
	01/2020	$		2,311		GBP	1,774	39	0
BPS	01/2020		GBP	54,322	$		70,344	0	(1,625)
	01/2020	$		115		CLP	89,010	3	0
	01/2020			1,629		EUR	1,463	12	0
	01/2020			6,543		MXN	129,222	279	0
BRC	01/2020		GBP	2,080	$		2,744	0	(12)
	01/2020	$		948		EUR	847	3	0
	01/2020			1,390		GBP	1,056	9	0
BSH	01/2020		MXN	74,752	$		3,866	0	(73)
	05/2020	$		3,811		MXN	74,752	72	0
CBK	01/2020		BRL	24,141	$		5,962	0	(39)
	01/2020		PEN	1,753			522	0	(8)
	01/2020	$		5,989		BRL	24,141	12	0
	01/2020			735		CLP	576,850	32	0
	01/2020			522		PEN	1,753	7	0
	02/2020			5,955		BRL	24,141	41	0
	03/2020			80		PEN	271	1	0
GLM	01/2020		EUR	1,924	$		2,152	0	(7)
	01/2020		GBP	1,652			2,166	0	(22)
	01/2020	$		29		CLP	22,772	1	0
	01/2020			3,712		MXN	74,752	228	0
	02/2020			9,842		RUB	630,975	275	0
MYI	01/2020		BRL	24,141	$		5,989	0	(12)
	01/2020		EUR	61,589			68,100	0	(1,015)
	01/2020	$		5,716		BRL	24,141	286	0
RYL	01/2020		CLP	140,839	$		185	0	(2)
	01/2020	$		221		CLP	169,095	4	0

Total Forward Foreign Currency Contracts								$1,304	$(2,828)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	Citigroup Commercial Mortgage Trust 5.482% due 10/15/2049	(0.500)%	Monthly	10/15/2049	$6,542	$392	$(45)	$347	$0
	GMAC Commercial Mortgage Securities, Inc. 5.349% due 11/10/2045	(0.125)	Monthly	11/10/2045	37,962	11,389	2	11,391	0
	Morgan Stanley Capital Trust 5.545% due 11/14/2042	(0.240)	Monthly	11/14/2042	7,500	1,350	0	1,350	0

						$13,131	$(43)	$13,088	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(5)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Ukraine Government International Bond	5.000%	Quarterly	12/20/2022	3.408%	$3,100	$190	$(48)	$142	$0
GST	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.310	340	(19)	9	0	(10)

							$171	$(39)	$142	$(10)

Total Swap Agreements							$13,302	$(82)	$13,230	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$39	$0	$0	$39	$(13)	$0	$0	$(13)	$26	$0	$26
BPS	294	0	0	294	(1,625)	0	0	(1,625)	(1,331)	495	(836)
BRC	12	0	142	154	(12)	0	0	(12)	142	0	142
BSH	72	0	0	72	(73)	0	0	(73)	(1)	0	(1)
CBK	93	0	0	93	(47)	0	0	(47)	46	0	46
GLM	504	0	0	504	(29)	0	0	(29)	475	(310)	165
GST	0	0	13,088	13,088	0	0	(10)	(10)	13,078	(13,140)	(62)
MYI	286	0	0	286	(1,027)	0	0	(1,027)	(741)	665	(76)
RYL	4	0	0	4	(2)	0	0	(2)	2	0	2

Total Over the Counter	$1,304	$0	$13,230	$14,534	$(2,828)	$0	$(10)	$(2,838)

(o)

Securities with an aggregate market value of $1,160 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$1,502	$1,503

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,304	$0	$1,304
Swap Agreements	0	13,230	0	0	0	13,230

	$0	$13,230	$0	$1,304	$0	$14,534

	$0	$13,231	$0	$1,304	$1,502	$16,037

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$13	$0	$0	$350	$363

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,828	$0	$2,828
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$2,828	$0	$2,838

	$0	$23	$0	$2,828	$350	$3,201

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$120	$0	$0	$(17,701)	$(17,581)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$335	$0	$335
Purchased Options	0	0	0	(1)	0	(1)
Swap Agreements	0	159	0	0	0	159

	$0	$159	$0	$334	$0	$493

	$0	$279	$0	$334	$(17,701)	$(17,088)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(270)	$0	$0	$15,174	$14,904

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,416)	$0	$(1,416)
Swap Agreements	0	186	0	0	0	186

	$0	$186	$0	$(1,416)	$0	$(1,230)

	$0	$(84)	$0	$(1,416)	$15,174	$13,674

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$214,150	$223,025	$437,175
Corporate Bonds & Notes
Banking & Finance	0	182,568	0	182,568
Industrials	0	227,726	672	228,398
Utilities	0	73,920	0	73,920
Convertible Bonds & Notes
Industrials	0	1,870	0	1,870
Utilities	0	11	0	11
Municipal Bonds & Notes
Illinois	0	17	0	17
Ohio	0	8,191	0	8,191
Texas	0	172	0	172
West Virginia	0	125	0	125
U.S. Government Agencies	0	52,335	0	52,335
Non-Agency Mortgage-Backed Securities	0	325,772	157,971	483,743
Asset-Backed Securities	0	329,426	108,409	437,835
Sovereign Issues	0	35,896	0	35,896
Common Stocks
Communication Services	2,758	8	0	2,766
Consumer Discretionary	2,738	0	0	2,738
Industrials	0	0	956	956
Utilities	0	0	9,771	9,771

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Warrants
Communication Services	$0	$4,445	$0	$4,445
Preferred Securities
Banking & Finance	0	34,341	0	34,341
Industrials	0	293	1,048	1,341
Short-Term Instruments
Repurchase Agreements	0	83,963	0	83,963
Short-Term Notes	0	0	1,616	1,616
Argentina Treasury Bills	0	898	279	1,177
U.S. Treasury Bills	0	1,430	0	1,430
Total Investments	$5,496	$1,577,557	$503,747	$2,086,800

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(171)	$0	$(171)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,503	0	1,503
Over the counter	0	14,534	0	14,534
	$0	$16,037	$0	$16,037

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(363)	0	(363)
Over the counter	0	(2,838)	0	(2,838)
	$0	$(3,201)	$0	$(3,201)
Total Financial Derivative Instruments	$0	$12,836	$0	$12,836
Totals	$5,496	$1,590,222	$503,747	$2,099,465

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$113,021	$142,351	$(15,706)	$183	$112	$2,213	$0	$(19,149)	$223,025	$(26,721)
Corporate Bonds & Notes
Industrials	0	807	0	5	0	(140)	0	0	672	(140)
Non-Agency Mortgage-Backed Securities	45,801	109,090	0	9	0	3,071	0	0	157,971	3,071
Asset-Backed Securities	90,179	7,154	0	0	0	(11,484)	22,560	0	108,409	(11,484)
Common Stocks
Industrials	924	0	0	0	0	32	0	0	956	32
Utilities	10,727	0	0	0	0	(956)	0	0	9,771	(956)
Preferred Securities
Industrials	901	64	0	0	0	83	0	0	1,048	83
Short-Term Instruments
Short-Term Notes	0	1,705	0	30	0	(119)	0	0	1,616	(119)
Argentina Treasury Bills	0	267	0	0	0	12	0	0	279	12

Totals	$261,553	$261,438	$(15,706)	$227	$112	$(7,288)	$22,560	$(19,149)	$503,747	$(36,222)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(Unaudited)

December 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$118,444	Discounted Cash Flow	Discount Rate	0.000 - 8.550	3.258
	89,579	Indicative Market Quotation	Broker Quote	99.750 - 99.900	99.825
	13,368	Proxy Pricing	Base Price	88.898 -93.750	92.981
	1,634	Third Party Vendor	Broker Quote	99.250 - 101.000	100.787
Corporate Bonds & Notes
Industrials	672	Reference Instrument	Broker Quote	101.520	—
Non-Agency Mortgage-Backed Securities	112,114	Indicative Market Quotation	Broker Quote	99.900 - 100.000	99.950
	45,857	Proxy Pricing	Base Price	6,261.000 - 16,860.000	13,115.604
Asset-Backed Securities	1,213	Discounted Cash Flow	Discount Rate	8.740	—
	22,560	Other Valuation Techniques(2)	—	—	—
	84,636	Proxy Pricing	Base Price	76.516 - 79,892.180	30,085.924
Common Stocks
Industrials	956	Indicative Market Quotation	Broker Quote	$15.000	—
Utilities	9,771	Indicative Market Quotation	Broker Quote	$35.750	—
Preferred Securities
Industrials	1,048	Fundamental Valuation	Company Equity Value	$934,387,328.532	—
Short-Term Instruments
Short-Term Notes	1,616	Proxy Pricing	Base Price	90.950	—
Argentina Treasury Bills	279	Proxy Pricing	Base Price	100	—

Total	$503,747

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2019

1. ORGANIZATION

PIMCO Flexible Credit Income Fund (the “Fund”) is organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). The Fund was organized as a Massachusetts business trust on October 25, 2016. The Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund”. The Fund currently offers three classes of Common Shares: Institutional Class, Class A-2 and Class A-4. Institutional Class Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Each class of shares differs in its initial sales load, distribution and service fees, if any (as described in Note 9(d), Distribution and Servicing Fees, below), the allocation of class-specific expenses and voting rights on matters affecting a single class. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-2 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of FINRA and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Prior to October 28, 2019, the Class A-4 Shares were designated as Class A Shares. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Fund’s investment manager.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected

SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Notes to Financial Statements (Cont.)

as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  Distributions from net investment income, if any, are declared daily and distributed to shareholders quarterly. The Fund intends to distribute each year all of its net

46	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2019

investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class less any liabilities by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which

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may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation

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Notes to Financial Statements (Cont.)

method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of

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business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the

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Notes to Financial Statements (Cont.)

loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, the Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, the Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may

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be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Fund may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Fund or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Fund believes that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If the Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense,

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Notes to Financial Statements (Cont.)

respectively, on the Consolidated Statement of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Performance in securitized investment strategies can be impacted from benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management (“AUM”), and may not be a sustainable source of performance as the fund grows in size. Purchasing odd lot positions may also provide diversification benefits when funds have limited AUM as purchasing round lot positions can lead a fund to have more concentrated positions.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and

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serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in

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Notes to Financial Statements (Cont.)

interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at December 31, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full

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faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend

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or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives

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clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of the Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will account for derivative instruments at market value. For purposes of applying the Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit

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event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a

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floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily mark-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net mark-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of such derivatives.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by the Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

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Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly, a fund holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of the Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or

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Notes to Financial Statements (Cont.)

foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit and Counterparty Risks   The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and

68	PIMCO INTERVAL FUNDS

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will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement,

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Notes to Financial Statements (Cont.)

collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Management Fee   Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Fund requires, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as

70	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2019

those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rate shown in the table below:

Annual Rate(1)

All Classes	1.30%

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of the Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with the Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management.

The Fund has adopted a Distribution and Servicing Plan for the Class A-2 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-2 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase or hold Class A-2 and Class A-4 Common Shares. Because these fees are paid out of the Fund’s Class A-2 and Class A-4 Common Share assets on an ongoing basis, over time they will increase the cost of investments in Class A-2 and Class A-4 Common Shares and may cost a shareholder more than other types of sales charge. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-2 Common Shares) is 0.50%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A-4 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A-4 Common Shares) is 0.75%.

(c) Fund Expenses  The Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation,

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Notes to Financial Statements (Cont.)

fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including, without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Fund who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), as well as the Fund and PIMCO Flexible Municipal Income Fund (the “PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which

72	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2019

PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Interval Funds and the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Fund pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 1, 2020, to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of the Fund’s net assets attributable to Common Shares, (the “Expense Limit”). Under an expense limitation agreement, which, following the completion of the period ending November 1, 2020, renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed 0.07% of average net assets; (2) exceed the total Reimbursement Amount; or (3) include any amounts previously reimbursed to PIMCO. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2019, the remaining recoverable amounts to PIMCO are disclosed in the table below (in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$0	$55	$98	$153

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$14,913	$72,861

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

11. GUARANTEES AND INDEMNIFICATIONS

Under the Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,308	$0	$671,713	$142,968

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

The Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in Common Shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2019		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	36,462	$359,957	46,399	$469,492

A-2	1	10	0	0

A-4	4,134	40,744	2,508	25,078

Issued as reinvestment of distributions

Institutional Class	1,210	11,832	1,311	13,031

A-2	0	0	0	0

A-4	233	2,278	18	181

74	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2019

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2019		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(6,397)	$(63,268)	(7,808)	$(78,393)

A-2	0	0	0	0

A-4	(27)	(276)	0	0

Net increase (decrease) resulting from Fund share transactions	35,616	$351,277	42,428	$429,389

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 52% of the Fund.

14. REPURCHASE OFFERING

The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per Common Share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to

SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Notes to Financial Statements (Cont.)

wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

During the period ended December 31, 2019, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased
August 7, 2019	5%	2,793,761	2.75%
November 7, 2019	5	3,890,791	3.28

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), each a Delaware limited liability company, were formed on December 1, 2017, March 29, 2018 and April 3, 2018, respectively, as wholly owned subsidiaries acting as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. PFLEXLS I LLC has an inception date of January 9, 2018. CLM 13648 LLC and MLM 13648 LLC have an inception date of April 30, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. The net assets of PFLEXLS I LLC, CLM 13468 LLC and MLM 13648 LLC as of period end represented 1.3%, 0.0% and 5.3%, respectively, of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

76	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2019

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended June 30, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Credit Income Fund	$9,433	$5,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$2,133,090	$81,636	$(107,661)	$(26,025)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2019	77

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MBC	HSBC Bank Plc
BPG	BNP Paribas Securities Corp.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	MZF	Mizuho Securities USA
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CEW	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
CFR	Credit Suisse Securities (Europe) Ltd.	RTA	RBC (Barbados) Trading Bank Corp.
CSG	Credit Suisse AG Cayman	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SBI	Citigroup Global Markets Ltd.
FOB	Credit Suisse Securities (USA) LLC	SGY	Societe Generale, NY
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	UBS	UBS Securities LLC
JML	JP Morgan Securities Plc

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso
BRL	Brazilian Real	PEN	Peruvian New Sol
CLP	Chilean Peso	RUB	Russian Ruble
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate

78	PIMCO INTERVAL FUNDS

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2019, Bradford K. Gallagher resigned from his position as Trustee of the Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2019	79

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

DST Asset Manager Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123119

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2020